                          FIFTH AMENDMENT TO CERTAIN OPERATIVE AGREEMENT

         FIFTH amendment to certain operative agreements dated as of February 28, 2002 (this
"Agreement") is by and among ACXIOM CORPORATION, a Delaware corporation (the "Lessee" or the
"Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement, individually, a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First
Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the AC Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); WELLS
FARGO BANK NEVADA, NATIONAL ASSOCIATION (formerly First Security Trust Company of Nevada), not individually, but solely as Trustee under AC Trust 2000-2 (the "Trustee" or the "Series 2000-B Bond
Purchaser"); the various banks and other lending institutions which are parties to the Participation
Agreement from time to time as holders of certificates issued with respect to the AC Trust 2000-1
(subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a which are parties to the Participation Agreement from time to time as lenders (subject to the definition of
Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the
"Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").

                                               WITNESSETH:

         WHEREAS, the parties hereto, are parties to that certain Participation Agreement dated as of
October 24, 2000, (as amended by that certain Waiver and First Amendment to Certain Operative Agreements
dated as of August 14, 2001, the Second Amendment to Certain Operative Agreements dated as of September
14, 2001, the Third Amendment to Certain Operative Agreements dated as of September 21, 2001 and the
Fourth Amendment to Certain Operative Agreements dated as of January 28, 2002 each by and among certain of the parties hereto and as such may be further amended, modified, extended, supplemented, restated
and/or replaced from time to time, the "Participation Agreement");

         WHEREAS, the Lessee has requested that the Lenders and Holders permit the Lessee to incur
Property Costs with respect to the Property located in Phoenix, Arizona;

         WHEREAS, the Lessee requests that the Lenders and Holders amend certain restrictions which limit the Lessee's access to the aggregate Commitments and Holder Commitments; and

         WHEREAS, the parties hereto agree to amend the Operative Agreements in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                                                AGREEMENT:

         1.       Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in Appendix A to the Participation Agreement and the Rules of Usage set
forth therein shall apply herein.

         2.       Appendix A to the Participation Agreement.  Appendix A to the Participation Agreement
is amended by adding the following definition in the appropriate alphabetical order:

         "Fifth Amendment" shall mean that certain Fifth Amendment to Certain Operative Agreements dated as of February 28, 2002 by and among certain of the parties to the Participation Agreement.

         3.       Limitation on Requisitions.   In addition to the terms and conditions regarding
Requisitions in the Operative Agreements, the Construction Agent agrees that unless otherwise agreed by the Majority Secured Parties, the Construction Agent shall not submit any Requisition except
Requisitions which (a)(i) request Advances solely with respect to the Property located in Little Rock,
Arkansas or (ii) request Advances solely with respect to the Property located in Phoenix, Arizona, provided with respect to the Phoenix, Arizona property only, the aggregate of all amounts described in all Requisitions delivered after February 1, 2002 shall not exceed $250,000.00 and (b) in the aggregate with all other proposed Requisitions not yet funded and all Requisitions funded on or after August 13,
2001 shall not exceed $25,250,000.00.  Until such time as the Agent delivers written notice to the
Lessee which expressly states that each Lender and each Holder (in each Lender's and each Holder's sole discretion) has agreed to remove the limit on advances set forth in this sentence, no Lender or Holder shall be obligated to make any Loan or Holder Advance in excess of its pro rata share of $45,750,000.00, as determined in accordance with its Commitments and Holder Commitments, as applicable.

         4.       Limited Release of Commitment and Holder Commitment Restrictions.    Each Lender and
each Holder party hereto agrees and directs the Agent to and upon the effectiveness of this Agreement, the Agent shall be deemed to have delivered notice to the Lessee that the restriction in Section 8 of the First Amendment shall be replaced by the terms and conditions of Section 3 hereof.

         5.       Conditions Precedent and Conditions Subsequent.  Notwithstanding anything contained herein to the contrary, this Agreement shall not become effective until (a) the Agent has received executed counterpart signature pages to this Agreement from each Credit Party, the Owner Trustee, the
Trustee each Lender and each Holder, (b) completion and delivery to the Agent of each of the following in form and substance acceptable to the Agent: (i) a bring-down Secretary's Certificate from each Credit
Party, dated as of the date hereof, (ii) an Officer's Certificate from the Lessee in the form attached to the Participation Agreement as Exhibit C, dated as of the date hereof, and (iii) all additional documentation and information as the Agent or its legal counsel, Moore & Van Allen PLLC, may request,
(c) no Default or Event of Default shall have occurred and be continuing and (d) all proceedings taken in connection with the transactions contemplated by this Agreement and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Moore & Van Allen
PLLC.

                                                        2

         6.       Representations and Warranties.  The Lessee hereby represents and warrants that, except as stated otherwise, as of the date hereof the representations and warranties contained in
Section 6.2 of the Participation Agreement, each of the Incorporated Representations and Warranties and the representations and warranties in the Loan Documents (as defined in the Lessee Credit Agreement) are true and accurate as of the date hereof  as if made on such date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date, (ii) no event or condition exists or would result from or continue after the consummation of the transactions contemplated hereby, which constitutes a Default or an Event of Default, (iii) each Operative Agreement to which any Credit Party is a party remains in full force and effect with respect to it and shall remain in full force and effect after the effectiveness of this Agreement, and (iv) it knows of no event that would or with the passage of time or giving of notice or both could constitute a Casualty, Condemnation or Environmental Violation.

         7.       Release.  In consideration of entering into this Agreement, each Credit Party (a)
represents and warrants to each Financing Party that as of the date hereof there are no Claims or offsets against or defenses or counterclaims to its obligations under the Operative Agreements and furthermore, such Credit Party waives any and all such Claims, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Financing
Party and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors and each Indemnified Party from any and all actions, causes of action,
Claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to this Agreement or any other Operative Agreement, on or prior to the date hereof.

         8.       Continued Effectiveness of Operative Agreements.  Except as modified hereby, all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and  shall remain in full force and effect.

         9.       Direction to Owner Trustee.  The Agent, the Lenders and the Holders hereby instruct the Owner Trustee to enter into this Agreement and such other documents necessary to effectuate the intent of this Agreement.

         10.      Miscellaneous.

                  (a)      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (b)      Counterparts.  This  Agreement  may be  executed  by  the  parties  hereto  in separate  counterparts,  each of which when so executed and delivered shall be an original,  but all such counterparts shall together constitute but one and the same instrument.

                                                                3

                  (c)      Headings.  The headings of the various articles and sections of this
         Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                  (d)      Fees and Expenses.  The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this
         Agreement, including, without limitation, the reasonable fees and expenses of Moore & Van
         Allen, PLLC.

                  (e)      Governing Law; Submission to Jurisdiction; Venue.  This Agreement and the
         rights and obligations of the parties hereunder shall be governed and construed, interpreted and enforced in accordance with the internal laws of the State of North Carolina.  THE
         PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE
         HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

                  (f)      Further  Assurances.  The provisions of the Participation  Agreement  relating to further assurances are hereby incorporated by reference herein, mutatis mutandis.

                  (g)      Survival  of  Representations   and  Warranties.   All   representations   and
        warranties  make in this  Agreement or any other  Operative  Agreement  shall  survive the  execution and delivery of this Agreement and the other  Operative  Agreements,  and no  investigation  by any Financing
        Party or any closing  shall  affect the  representations  and  warranties  or the right of the  Financing
        Parties to rely upon them.

                                                                4

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

CONSTRUCTION AGENT
AND LESSEE:                                          ACXIOM CORPORATION, as the Construction Agent and as the
                                                     Lessee

                                                     By:      /s/ Jerry C. Jones
                                                        --------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

GUARANTORS:                                          ACXIOM CDC, INC.
                                                     ACXIOM/DIRECT MEDIA, INC.
                                                     ACXIOM RM-TOOLS, INC.
                                                     ACXIOM/MAY & SPEH, INC.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     ACXIOM ASIA, LTD.
                                                     ACXIOM NJA, INC.
                                                     ACXIOM PROPERTY DEVELOPMENT, INC.
                                                     ACXIOM/PYRAMID INFORMATION SYSTEMS, INC.
                                                     ACXIOM RTC, INC.
                                                     ACXIOM SDC, INC.
                                                     ACXIOM TRANSPORT SERVICES, INC.
                                                     ACXIOM UWS, LTD.

                                                     By:      /s/ Jerry C. Jones
                                                        -----------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Vice President/Assistant Secretary

                                            (signature pages continue)

OWNER TRUSTEE AND
LESSOR:                                              WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly
                                                     First Security Bank, National Association), not
                                                     individually, except as expressly stated herein, but solely as the Owner Trustee under the AC Trust 2000-1

                                                     By:      /s/ Val T. Orton
                                                        ----------------------------------
                                                     Name:    Val T. Orton
                                                     Title:   Vice President

SERIES 2000-B BOND
PURCHASER:                                           WELLS FARGO BANK NEVADA, NATIONAL
                                                     ASSOCIATION (formally known as First Security Trust Company of Nevada), not individually, except as expressly stated
                                                     herein, but solely as the Trustee under the AC Trust 2000-2

                                                     By:      /s/ Val T. Orton
                                                        ----------------------------------
                                                     Name:    Val T. Orton
                                                     Title:   Trust Officer

                                            (signature pages continue)

AGENT AND LENDERS:                                   BANK OF AMERICA, N.A., as a Lender and
                                                     as the Agent

                                                     By:      /s/ B. Kenneth Burton, Jr.
                                                        ----------------------------------
                                                     Name:    B. Kenneth Burton, Jr.
                                                     Title:   Vice President

                                            (signature pages continue)

                                                     ABN-AMRO BANK, N.V., as a Lender

                                                     By:      /s/ Maria Vickroy-Peralta
                                                        ----------------------------------
                                                     Name:    Maria Vickroy-Peralta
                                                     Title:   Senior Vice President and Head

                                                     By:      /s/ James A. Redmond
                                                        ----------------------------------
                                                     Name:    James Anthony Redmond
                                                     Title:   Assistant Vice President

                                            (signature pages continue)

                                                     THE BANK OF NOVA SCOTIA, as a Lender

                                                     By:      /s/ Nadine Bell
                                                        ----------------------------------
                                                     Name:    Nadine Bell
                                                     Title:   Senior Manager Loan Operations

                                            (signature pages continue)

                                                     WACHOVIA BANK, N.A., as a Lender

                                                     By:      /s/ Karin E. Reel
                                                        ----------------------------------
                                                     Name:    Karin E. Reel
                                                     Title:   Vice President

                                            (signature pages continue)

                                                     SUNTRUST BANK, as a Lender

                                                     By:      /s/ Leonard L. McKinnon
                                                        ----------------------------------
                                                     Name:    Leonard L. McKinnon
                                                     Title:   Vice President

                                            (signature pages continue)

HOLDERS:                                             BANK OF AMERICA, N.A., as a Holder

                                                     By:      /s/ B. Kenneth Burton, Jr.
                                                        ----------------------------------
                                                     Name:    B. Kenneth Burton, Jr.
                                                     Title:   Vice President

                                            (signature pages continue)

                                                     SCOTIABANC INC., as a Holder

                                                     By:      /s/ W.J.G.  Brown
                                                        ----------------------------------
                                                     Name:    W.J.G. Brown
                                                     Title:   Managing Director

                                            (signature pages continue)

                                                     LEASE PLAN NORTH AMERICA, INC., as a Holder

                                                     By:      /s/ Elizabeth R. McClellan
                                                        ----------------------------------
                                                     Name:    Elizabeth R. McClellan
                                                     Title:   Vice President

                                            (signature pages continue)

                                                     WACHOVIA BANK, N.A., as a Holder

                                                     By:      /s/ Karin E. Reel
                                                        ----------------------------------
                                                     Name:    Karin E. Reel
                                                     Title:   Vice President

                                            (signature pages continue)

                                                     SUNTRUST BANK, as a Holder

                                                     By:      /s/ Leonard L. McKinnon
                                                        ----------------------------------
                                                     Name:    Leonard L. McKinnon
                                                     Title:   Vice President

                                               (signature pages end)